UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2005

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02                     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following is the text of a press release issued by the registrant at 8:20 A.M. Central Standard Time on April 21, 2005.

SIMMONS FIRST ANNOUNCES RECORD FIRST QUARTER EARNINGS

                Pine Bluff, AR – Simmons First National Corporation (NASDAQ NM: SFNC) today announced record first quarter earnings for the period ended March 31, 2005. Net income for the quarter was $5,860,000, a $449,000, or 8.3% increase over net income of $5,411,000 for the first quarter of 2004. Diluted earnings per share were $0.40 for the first quarter of 2005 compared to $0.37 per share for the same period in 2004, an increase of 8.1%.

                “With first quarter earnings at a record level, we are obviously pleased with the results. More importantly, we are pleased with the positive trend that we are seeing in increased demand in our loan pipeline,” said J. Thomas May, Chairman and Chief Executive Officer. “The increase in earnings over the same quarter last year is primarily attributable to an improvement in the Company’s net interest margin, achieved through growth in loans and from the reduction in interest expense associated with the prepayment of $17.3 million of trust preferred securities on December 31, 2004.”

                The Company’s loan portfolio totaled $1.6 billion at March 31, 2005, an increase of $82 million, or 5.5% over the same period last year. The growth was attributable to increased demand the Company experienced in its construction, residential and commercial real estate loan portfolios. Deposits were $2.0 billion at March 31, 2005, an $84 million, or 4.3% increase from March 31, 2004.

                Total assets were $2.4 billion at March 31, 2005, an increase of $48 million over the quarter ended March 31, 2004. Stockholders’ equity at March 31, 2005 was $232 million, a $2.6 million increase from March 31, 2004.

                Asset quality for the first quarter continued to strengthen as non-performing assets decreased by $5.1 million from the same period last year, a 28% decrease. Non-performing loans to total loans improved to 0.75% from 1.05% from the same period last year, while the allowance for loan losses improved to 223% of non-performing loans as of March 31, 2005 compared to 170% as of March 31, 2004. At quarter end, the allowance for loan losses equaled 1.67% of total loans.

                Net interest income for the first quarter of 2005 increased 9.8% to $22,093,000 compared to $20,115,000 for the first quarter of 2004. Net interest margin, on a fully taxable equivalent basis, was 4.17% in the first quarter of 2005 compared to 4.03% in the first quarter of 2004, an increase of 14 basis points.

                Simmons First National Corporation is an Arkansas based, Arkansas committed financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 77 offices, of which 75 are financial centers, in 44 communities.

                CONFERENCE CALL

                Management will conduct a conference call to review this information at 3:00 p.m. CDT (4:00 p.m. EDT) on Thursday, April 21, 2005. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 4977640 and the recording will be available through the end of business May 20, 2005. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

                GENERAL

                Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

Simmons First National Corporation Consolidated End of Period Balance Sheets	SFNC
For the Quarters Ended (In thousands)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

ASSETS
Cash and non-interest bearing balances due from banks	$67,615	$72,032	$77,944	$79,555	$69,234
Interest bearing balances due from banks	22,030	36,249	11,273	12,660	51,747
Federal funds sold	56,580	45,450	17,300	41,555	83,660

Cash and cash equivalents	146,225	153,731	106,517	133,770	204,641

Investment securities	558,984	542,058	563,581	555,414	544,723
Mortgage loans held for sale	11,641	9,246	11,153	9,094	13,327
Assets held in trading accounts	4,718	4,916	2,149	389	205

Loans	1,586,483	1,571,376	1,602,127	1,543,163	1,504,173
Allowance for loan losses	(26,422)	(26,508)	(27,602)	(27,268)	(26,764)

Net loans	1,560,061	1,544,868	1,574,525	1,515,895	1,477,409

Premises and equipment	57,685	57,211	55,027	51,614	51,306
Foreclosed assets held for sale, net	1,340	1,839	1,789	1,641	2,509
Interest receivable	15,276	14,248	15,361	12,797	13,683
Goodwill	60,454	60,454	60,454	60,432	59,454
Core deposit premiums	5,621	5,829	6,035	6,243	6,330
Other assets	20,505	19,544	21,692	23,224	21,275

TOTAL ASSETS	$2,442,510	$2,413,944	$2,418,283	$2,370,513	$2,394,862

LIABILITIES
Non-interest bearing transaction accounts	$296,347	$293,137	$287,632	$298,556	$291,594
Interest bearing transaction accounts and savings deposits	773,365	769,296	749,492	746,595	727,258
Time deposits less than $100,000	562,171	539,836	547,510	545,551	552,606
Time deposits greater than $100,000	376,478	356,926	357,566	340,368	353,344

Total deposits	2,008,361	1,959,195	1,942,200	1,931,070	1,924,802

Federal funds purchased and securities
sold under agreements to repurchase	89,991	104,785	96,384	70,656	88,491
Short-term debt	907	2,373	13,763	11,665	6,257
Long-term debt - parent company	6,000	6,000	6,000	8,000	8,000
Long-term FHLB debt - affiliate banks	55,583	57,733	59,775	56,077	58,543
Subordinated debt issued to capital trusts	30,930	30,930	48,714	48,714	48,714
Accrued interest and other liabilities	18,466	14,706	15,993	16,721	30,440

TOTAL LIABILITIES	2,210,238	2,175,722	2,182,829	2,142,903	2,165,247

STOCKHOLDERS’ EQUITY
Capital stock	144	146	146	146	147
Surplus	56,315	62,826	62,659	63,044	64,399
Undivided profits	180,075	176,374	172,726	167,864	163,625
Accumulated other comprehensive (loss) income
Unrealized (depreciation) appreciation on AFS securities	(4,262)	(1,124)	(77)	(3,444)	1,444

TOTAL STOCKHOLDERS’ EQUITY	232,272	238,222	235,454	227,610	229,615

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,442,510	$2,413,944	$2,418,283	$2,370,513	$2,394,862

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended (In thousands)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

ASSETS
Cash and non-interest bearing balances due from banks	$77,862	$85,375	$77,139	$75,206	$73,961
Interest bearing balances due from banks	35,027	38,498	13,817	33,677	60,587
Federal funds sold	52,022	60,033	36,389	46,206	83,915

Cash and cash equivalents	164,911	183,906	127,345	155,089	218,463

Investment securities - held-to-maturity	149,986	171,402	178,537	180,143	176,139
Investment securities - available-for-sale	404,127	383,325	378,591	374,576	321,009
Mortgage loans held for sale	8,532	9,682	10,211	12,512	7,946
Assets held in trading accounts	4,234	5,510	236	734	622

Loans	1,575,329	1,570,724	1,577,821	1,529,321	1,434,915
Allowance for loan losses	(27,004)	(27,823)	(27,648)	(27,325)	(25,936)

Net loans	1,548,325	1,542,901	1,550,173	1,501,996	1,408,979

Premises and equipment	57,538	56,128	52,508	51,287	49,892
Foreclosed assets held for sale, net	1,468	1,728	1,798	1,841	2,597
Interest receivable	14,398	14,854	13,852	13,349	12,433
Goodwill and core deposit premiums	66,199	66,401	66,603	65,859	52,401
Other assets	19,147	21,719	22,734	22,439	20,597

TOTAL ASSETS	$2,438,865	$2,457,556	$2,402,588	$2,379,825	$2,271,078

LIABILITIES
Non-interest bearing transaction accounts	$296,921	$302,117	$292,578	$297,109	$280,755
Interest bearing transaction accounts	268,187	260,341	251,702	254,144	226,342
Savings deposits	503,114	505,837	488,857	478,341	453,290
Time deposits less than $100,000	556,878	545,003	550,054	550,858	526,534
Time deposits greater than $100,000	369,372	357,800	348,148	350,832	340,030

Total deposits	1,994,472	1,971,098	1,931,339	1,931,284	1,826,951

Federal funds purchased and securities
sold under agreements to repurchase	98,499	107,150	91,950	78,372	100,947
Short-term debt	992	10,143	19,967	8,529	6,287
Long-term debt	93,365	113,370	111,025	113,913	105,443
Accrued interest and other liabilities	14,711	15,799	15,263	17,788	15,702

TOTAL LIABILITIES	2,202,039	2,217,560	2,169,544	2,149,886	2,055,330

TOTAL STOCKHOLDERS’ EQUITY	236,826	239,996	233,044	229,939	215,748

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,438,865	$2,457,556	$2,402,588	$2,379,825	$2,271,078

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended (In thousands)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

ASSETS
Cash and non-interest bearing balances due from banks	$77,862	$77,836	$75,305	$74,377	$73,961
Interest bearing balances due from banks	35,027	36,587	35,946	47,132	60,587
Federal funds sold	52,022	56,423	55,211	64,726	83,915

Cash and cash equivalents	164,911	170,846	166,462	186,235	218,463

Investment securities - held-to-maturity	149,986	176,585	178,325	178,219	176,139
Investment securities - available-for-sale	404,127	361,231	358,082	347,715	321,009
Mortgage loans held for sale	8,532	10,087	10,223	10,229	7,946
Assets held in trading accounts	4,234	4,980	531	678	622

Loans	1,575,329	1,528,447	1,514,252	1,482,118	1,434,915
Allowance for loan losses	(27,004)	(27,186)	(26,972)	(26,631)	(25,936)

Net loans	1,548,325	1,501,261	1,487,280	1,455,487	1,408,979

Premises and equipment	57,538	52,464	51,234	50,589	49,892
Foreclosed assets held for sale, net	1,468	1,990	2,077	2,219	2,597
Interest receivable	14,398	13,626	13,214	12,891	12,433
Goodwill and core deposit premiums	66,199	62,836	61,638	59,128	52,401
Other assets	19,147	21,874	21,927	21,520	20,597

TOTAL ASSETS	$2,438,865	$2,377,780	$2,350,993	$2,324,910	$2,271,078

LIABILITIES
Non-interest bearing transaction accounts	$296,921	$293,060	$290,019	$288,725	$280,755
Interest bearing transaction accounts	268,187	248,175	244,091	240,243	226,342
Savings deposits	503,114	481,667	473,552	465,815	453,290
Time deposits less than $100,000	556,878	543,136	542,508	538,696	526,534
Time deposits greater than $100,000	369,372	349,224	346,344	345,432	340,030

Total deposits	1,994,472	1,915,262	1,896,514	1,878,911	1,826,951

Federal funds purchased and securities
sold under agreements to repurchase	98,499	94,465	90,206	89,324	100,947
Short-term debt	992	11,252	11,626	7,408	6,287
Long-term debt	93,365	110,946	110,131	109,678	105,443
Accrued interest and other liabilities	14,711	16,136	16,248	16,746	15,702

TOTAL LIABILITIES	2,202,039	2,148,061	2,124,725	2,102,067	2,055,330

TOTAL STOCKHOLDERS’ EQUITY	236,826	229,719	226,268	222,843	215,748

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,438,865	$2,377,780	$2,350,993	$2,324,910	$2,271,078

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended (In thousands, except per share data)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

INTEREST INCOME
Loans	$25,413	$25,363	$24,956	$23,802	$22,732
Federal funds sold	327	303	140	110	195
Investment securities	4,574	4,496	4,494	4,343	4,114
Mortgage loans held for sale, net of unrealized gains (losses)	119	130	159	174	112
Assets held in trading accounts	25	35	2	1	3
Interest bearing balances due from banks	196	172	34	76	118

TOTAL INTEREST INCOME	30,654	30,499	29,785	28,506	27,274

INTEREST EXPENSE
Time deposits	5,278	4,752	4,555	4,475	4,416
Other deposits	1,635	1,469	1,269	1,177	1,050
Federal funds purchased and securities
sold under agreements to repurchase	545	471	302	202	252
Short-term debt	14	41	94	24	16
Long-term debt	1,089	1,512	1,448	1,478	1,425

TOTAL INTEREST EXPENSE	8,561	8,245	7,668	7,356	7,159

NET INTEREST INCOME	22,093	22,254	22,117	21,150	20,115
Provision for loan losses	2,221	1,932	1,932	2,019	2,144

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	19,872	20,322	20,185	19,131	17,971

NON-INTEREST INCOME
Trust income	1,385	1,400	1,388	1,233	1,400
Service charges on deposit accounts	3,414	3,642	3,928	3,767	3,227
Other service charges and fees	584	524	571	518	545
Income on sale of mortgage loans, net of commissions	682	781	814	1,045	751
Income on investment banking, net of commissions	58	131	101	198	215
Credit card fees	2,340	2,630	2,544	2,517	2,310
Student loan premiums	634	247	417	843	607
Other income	974	635	656	670	592
Loss on sale of securities, net	—	—	—	—	—

TOTAL NON-INTEREST INCOME	10,071	9,990	10,419	10,791	9,647

NON-INTEREST EXPENSE
Salaries and employee benefits	12,831	12,357	12,091	12,280	11,805
Occupancy expense, net	1,436	1,374	1,431	1,377	1,318
Furniture & equipment expense	1,449	1,444	1,445	1,399	1,358
Loss on foreclosed assets	48	116	49	137	44
Deposit insurance	73	68	76	71	69
Write off of deferred debt issuance cost	—	771	—	—	—
Other operating expenses	5,578	5,542	5,503	5,304	5,098

TOTAL NON-INTEREST EXPENSE	21,415	21,672	20,595	20,568	19,692

NET INCOME BEFORE INCOME TAXES	8,528	8,640	10,009	9,354	7,926
Provision for income taxes	2,668	2,800	3,102	3,066	2,515

NET INCOME	$5,860	$5,840	$6,907	$6,288	$5,411

BASIC EARNINGS PER SHARE	$0.41	$0.40	$0.47	$0.43	$0.38

DILUTED EARNINGS PER SHARE	$0.40	$0.39	$0.47	$0.42	$0.37

Simmons First National Corporation					SFNC
Consolidated Satements of Income - Year -to-Date
For the Quarters Ended (In thousands, except per share data)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

INTEREST INCOME
Loans	$25,413	$96,853	$71,490	$46,534	$22,732
Federal funds sold	327	748	445	305	195
Investment securities	4,574	17,447	12,951	8,457	4,114
Mortgage loans held for sale, net of unrealized gains (losses)	119	575	445	286	112
Assets held in trading accounts	25	41	6	4	3
Interest bearing balances due from banks	196	400	228	194	118

TOTAL INTEREST INCOME	30,654	116,064	85,565	55,780	27,274

INTEREST EXPENSE
Time deposits	5,278	18,198	13,446	8,891	4,416
Other deposits	1,635	4,965	3,496	2,227	1,050
Federal funds purchased and securities
sold under agreements to repurchase	545	1,227	756	454	252
Short-term debt	14	175	134	40	16
Long-term debt	1,089	5,863	4,351	2,903	1,425

TOTAL INTEREST EXPENSE	8,561	30,428	22,183	14,515	7,159

NET INTEREST INCOME	22,093	85,636	63,382	41,265	20,115
Provision for loan losses	2,221	8,027	6,095	4,163	2,144

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	19,872	77,609	57,287	37,102	17,971

NON-INTEREST INCOME
Trust income	1,385	5,421	4,021	2,633	1,400
Service charges on deposit accounts	3,414	14,564	10,922	6,994	3,227
Other service charges and fees	584	2,158	1,634	1,063	545
Income on sale of mortgage loans, net of commissions	682	3,391	2,610	1,796	751
Income on investment banking, net of commissions	58	645	514	413	215
Credit card fees	2,340	10,001	7,371	4,827	2,310
Student loan premiums	634	2,114	1,867	1,450	607
Other income	974	2,553	1,918	1,262	592
Loss on sale of securities, net	—	—	—	—	—

TOTAL NON-INTEREST INCOME	10,071	40,847	30,857	20,438	9,647

NON-INTEREST EXPENSE
Salaries and employee benefits	12,831	48,533	36,176	24,085	11,805
Occupancy expense, net	1,436	5,500	4,126	2,695	1,318
Furniture & equipment expense	1,449	5,646	4,202	2,757	1,358
Loss on foreclosed assets	48	346	230	181	44
Deposit insurance	73	284	216	140	69
Write off of deferred debt issuance cost	—	771	—	—	—
Other operating expenses	5,578	21,447	15,905	10,402	5,098

TOTAL NON-INTEREST EXPENSE	21,415	82,527	60,855	40,260	19,692

NET INCOME BEFORE INCOME TAXES	8,528	35,929	27,289	17,280	7,926
Provision for income taxes	2,668	11,483	8,683	5,581	2,515

NET INCOME	$5,860	$24,446	$18,606	$11,699	$5,411

BASIC EARNINGS PER SHARE	$0.41	$1.68	$1.28	$0.81	$0.38

DILUTED EARNINGS PER SHARE	$0.40	$1.65	$1.26	$0.79	$0.37

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended (In thousands)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

Tier 1 capital
Stockholders’ equity	$232,272	$238,222	$235,454	$227,610	$229,615
Trust preferred securities, net allowable	30,000	30,000	47,250	46,993	47,013
Disallowed intangible assets, net of def. tax	(61,850)	(66,283)	(66,489)	(66,675)	(65,784)
Unrealized loss (gain) on AFS securities	4,262	1,124	77	3,444	(1,444)
Other	—	(738)	(1,532)	(1,110)	(1,134)

Total Tier 1 capital	204,684	202,325	214,760	210,262	208,266

Tier 2 capital
Qualifying unrealized gain on AFS securities	206	392	405	373	353
Qualifying allowance for loan losses	20,107	19,961	20,540	19,924	19,325

Total Tier 2 capital	20,313	20,353	20,945	20,297	19,678

Total risk-based capital	$224,997	$222,678	$235,705	$230,559	$227,944

Risk weighted assets	$1,602,295	$1,590,373	$1,636,142	$1,586,554	$1,538,608

Assets for leverage ratio	$2,379,954	$2,391,149	$2,337,627	$2,314,344	$2,203,461

Ratios at end of quarter
Leverage ratio	8.60%	8.46%	9.19%	9.09%	9.45%
Tier 1 capital	12.77%	12.72%	13.13%	13.25%	13.54%
Total risk-based capital	14.04%	14.00%	14.41%	14.53%	14.81%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended (In thousands)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

Loan Portfolio - End of Period
Consumer
Credit cards	$141,793	$155,326	$152,198	$150,265	$153,505
Student loans	87,745	83,283	82,140	72,410	89,829
Other consumer	127,245	128,552	130,267	135,448	138,818
Real Estate
Construction	186,526	169,001	148,561	138,747	135,143
Single-family residential	323,874	318,498	311,291	297,388	287,154
Other commercial	480,653	481,728	483,467	468,023	466,558
Unearned income	(10)	(10)	(10)	(11)	(11)
Commercial
Commercial	165,946	158,613	184,017	185,126	164,252
Agricultural	53,927	62,340	94,751	77,023	51,536
Financial institutions	999	1,079	2,249	3,322	3,622
Other	17,785	12,966	13,196	15,422	13,767

Total Loans	$1,586,483	$1,571,376	$1,602,127	$1,543,163	$1,504,173

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$3,016	$4,020	$7,027	$8,039	$10,559
U.S. Government agencies	23,500	21,500	22,495	22,494	23,506
Mortgage-backed securities	279	307	494	516	539
State and political subdivisions	118,376	122,457	126,822	126,456	126,559
Other securities	2,473	2,980	21,612	21,811	21,758

Total held-to-maturity	147,644	151,264	178,450	179,316	182,921

Available-for-Sale
U.S. Treasury	23,006	24,096	20,008	18,933	61,545
U.S. Government agencies	364,227	341,086	338,309	330,291	272,563
Mortgage-backed securities	3,744	3,877	4,477	5,027	6,038
State and political subdivisions	4,194	4,746	4,434	4,429	4,740
FHLB stock	7,705	8,206	8,162	7,777	6,933
Other securities	8,464	8,783	9,741	9,641	9,983

Total available-for-sale	411,340	390,794	385,131	376,098	361,802

Total investment securities	$558,984	$542,058	$563,581	$555,414	$544,723

Fair Value - HTM investment securities	$147,287	$152,432	$180,593	$178,983	$186,370

Investment Securities - QTD Average

Taxable securities	$429,674	$428,184	$426,355	$425,292	$378,545
Tax exempt securities	124,439	126,543	130,773	129,427	118,603

Total investment securities - QTD average	$554,113	$554,727	$557,128	$554,719	$497,148

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended (In thousands)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

Allowance for Loan Losses
Balance, beginning of quarter	$26,508	$27,602	$27,268	$26,764	$25,347

Loans charged off
Credit cards	1,180	1,006	1,176	1,145	1,262
Other consumer	244	567	418	552	607
Real estate	120	418	259	355	231
Commercial	1,420	1,884	165	188	172

Total loans charged off	2,964	3,875	2,018	2,240	2,272

Recoveries of loans previously charged off
Credit cards	179	206	182	171	161
Other consumer	132	167	125	214	177
Real estate	30	75	39	143	20
Commercial	316	401	74	197	79

Total recoveries	657	849	420	725	437

Net loans charged off	2,307	3,026	1,598	1,515	1,835
Allowance for loan losses on acquisitions	—	—	—	—	1,108
Provision for loan losses	2,221	1,932	1,932	2,019	2,144

Balance, end of quarter	$26,422	$26,508	$27,602	$27,268	$26,764

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$7,360	$6,309	$5,923	$6,077	$8,424
Commercial	1,582	3,429	2,920	3,597	3,426
Consumer	1,292	1,180	1,371	1,723	1,874

Total nonaccrual loans	10,234	10,918	10,214	11,397	13,724
Loans past due 90 days or more	1,615	1,085	1,372	1,415	2,062

Total non-performing loans	11,849	12,003	11,586	12,812	15,786

Other non-performing assets
Foreclosed assets held for sale	1,340	1,839	1,789	1,641	2,509
Other non-performing assets	64	83	78	53	29

Total other non-performing assets	1,404	1,922	1,867	1,694	2,538

Total non-performing assets	$13,253	$13,925	$13,453	$14,506	$18,324

Ratios
Allowance for loan losses to total loans	1.67%	1.69%	1.72%	1.77%	1.78%
Allowance for loan losses to
non-performing loans	222.99%	220.84%	238.24%	212.83%	169.54%
Allowance for loan losses to
non-performing assets	199.37%	190.36%	205.17%	187.98%	146.06%
Non-performing assets ratio *	0.83%	0.89%	0.83%	0.94%	1.23%
Non-performing loans to total loans	0.75%	0.76%	0.72%	0.83%	1.05%
Non-performing assets to total assets	0.54%	0.58%	0.56%	0.61%	0.77%

* Non-performing assets ratio = (non-performing loans + foreclosed assets) / (total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended (In thousands, except share data)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

QUARTER-TO-DATE
Diluted earnings per share	$0.40	$0.39	$0.47	$0.42	$0.37
Operating earnings (excludes nonrecurring items)	5,860	6,310	6,907	6,288	5,411
Diluted operating earnings per share	0.40	0.42	0.47	0.42	0.37
Cash dividends declared per common share	0.15	0.15	0.14	0.14	0.14
Cash dividends declared - amount	2,158	2,193	2,045	2,049	1,977
Return on average stockholders’ equity	10.04%	9.68%	11.79%	11.00%	10.09%
Return on average assets	0.97%	0.95%	1.14%	1.06%	0.96%
Net interest margin (FTE)	4.17%	4.09%	4.16%	4.05%	4.03%
FTE Adjustment - investments	756	689	729	708	686
FTE Adjustment - loans	83	86	91	92	92
Amortization of intangibles	207	208	208	203	173
Amortization of intangibles, net of taxes	131	132	132	129	110
Average shares outstanding	14,450,533	14,608,104	14,608,158	14,656,569	14,181,904
Shares repurchased	261,500	—	16,950	56,515	—
Average price of repurchased shares	25.95	—	24.65	24.17	—
Average earning assets	2,229,257	2,239,174	2,195,602	2,177,169	2,085,133
Average interest bearing liabilities	1,890,407	1,899,644	1,861,703	1,834,989	1,758,873

YEAR-TO-DATE
Diluted earnings per share	$0.40	$1.65	$1.26	$0.79	$0.37
Operating earnings (excludes nonrecurring items)	5,860	24,916	18,606	11,699	5,411
Diluted operating earnings per share	0.40	1.68	1.26	0.79	0.37
Cash dividends declared per common share	0.15	0.57	0.42	0.28	0.14
Return on average stockholders’ equity	10.04%	10.64%	10.98%	10.56%	10.09%
Return on average assets	0.97%	1.03%	1.06%	1.01%	0.96%
Net interest margin (FTE)	4.17%	4.08%	4.08%	4.04%	4.03%
FTE Adjustment - investments	756	2,812	2,123	1,394	686
FTE Adjustment - loans	83	361	275	184	92
Amortization of intangibles	207	792	584	376	173
Amortization of intangibles, net of taxes	131	503	371	239	110
Average shares outstanding	14,450,533	14,515,364	14,483,772	14,420,548	14,181,904
Diluted shares outstanding	327,079	333,196	328,479	335,077	358,188
Average earning assets	2,229,257	2,174,340	2,152,570	2,130,817	2,085,133
Average interest bearing liabilities	1,890,407	1,838,865	1,818,458	1,796,596	1,758,873

END OF PERIOD
Book value	$16.15	$16.29	$16.13	$15.57	$15.65
Shares outstanding	14,381,434	14,621,707	14,601,030	14,614,074	14,669,789
Full-time equivalent employees	1,083	1,086	1,097	1,085	1,086
Total number of ATM’s	80	79	78	78	75
Total number of financial centers	75	78	78	78	76
Parent company only - investment in subsidiaries	259,425	257,851	257,610	250,055	251,268
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Operating Earnings
For the Quarters Ended (In thousands, except share data)	Mar 31 2005	Dec 31 2004	Sep 30 2004	Jun 30 2004	Mar 31 2004

QUARTER-TO-DATE
Net Income	$5,860	$5,840	$6,907	$6,288	$5,411
Nonrecurring items
Write off of deferred debt issuance cost	—	771	—	—	—
Tax effect (39%)	—	(301)	—	—	—

Net nonrecurring items	—	470	—	—	—

Operating income	$5,860	$6,310	$6,907	$6,288	$5,411

Diluted earnings per share	$0.40	$0.39	$0.47	$0.42	$0.37
Nonrecurring items
Write off of deferred debt issuance cost	—	0.05	—	—	—
Tax effect (39%)	—	(0.02)	—	—	—

Net nonrecurring items	—	0.03	—	—	—

Diluted operating earnings per share	$0.40	$0.42	$0.47	$0.42	$0.37

YEAR-TO-DATE
Net Income	$5,860	$24,446	$18,606	$11,699	$5,411
Nonrecurring items
Write off of deferred debt issuance cost	—	771	—	—	—
Tax effect (39%)	—	(301)	—	—	—

Net nonrecurring items	—	470	—	—	—

Operating income	$5,860	$24,916	$18,606	$11,699	$5,411

Diluted earnings per share	$0.40	$1.65	$1.26	$0.79	$0.37
Nonrecurring items
Write off of deferred debt issuance cost	—	0.05	—	—	—
Tax effect (39%)	—	(0.02)	—	—	—

Net nonrecurring items	—	0.03	—	—	—

Diluted operating earnings per share	$0.40	$168	$1.26	$0.79	$0.37

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 21 , 2005	/s/ Robert A. Fehlman
—————————————	————————————————————————
Robert A. Fehlman, Senior Vice President
and Chief Financial Officer